Exhibit 99.1

Safety Shot Continues Scientific Development with Double-Blind Placebo-Controlled Trial Designed to Assess the Effects of Safety Shot on Blood and Breath Alcohol Levels

●	Topline data expected Q1 2024
●	Safety Shot is designed to make you feel good faster by reducing blood alcohol levels and improving clarity
●	A double-blinded, placebo controlled, clinical trial designed to compare the effects of Safety shot on blood and breath alcohol levels is underway.

JUPITER, FL – November 24, 2023 – Safety Shot, Inc. (Nasdaq: SHOT) today announced that a clinical trial to measure the effects of Safety Shot on blood and breath alcohol has commenced. Safety Shot is the first patented beverage that helps people feel better faster by reducing blood alcohol content and boosting clarity. Created by industry experts and validated by research, Safety Shot is a nutraceutical functional beverage that accelerates the body’s break-down of alcohol while aiding in recovery and rehydration.

While there are many anecdotal studies that demonstrate Safety Shot can rapidly reduce blood alcohol content and the effects of alcohol, a double-blinded placebo-controlled clinical trial in 36 participants has been initiated. This controlled study will measure the amount of alcohol in the blood and breath, together with indices of alcohol effects.

“Recent excitement about the launch of Safety Shot has, not unexpectedly, led to much speculation in the media and in third party articles about the use of Safety Shot. We want to emphasize that the purpose of Safety Shot is to help people feel better faster by reducing blood alcohol levels and boosting clarity, and that development of the drink continues to be guided by scientific and clinical data,” stated Safety Shot’s CEO, Brian John.

Safety Shot will be available for retail purchase at www.DrinkSafetyShot.com and www.Amazon.com in December 2023. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024.

About Safety Shot

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity. Safety Shot will be available for retail purchase in the first week of December 2023 at www.DrinkSafetyShot.com and www.Amazon.com. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024. Safety Shot plans to spin off legacy assets from its Jupiter Wellness business to unlock value for shareholders.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Media Contact:

Phone: 904-477-2306
Email: Emily@PanatelidesPR.com

Investor Contact:

Phone: 561-244-7100
Email: investors@safetyshotholdings.com

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